State Street Institutional Investment Trust

State Street Diversified Income Fund

Class K (SBFYX)

(the “Fund”)

Supplement dated November 18, 2022 to the Prospectus and

Statement of Additional Information (“SAI”) each dated December 22, 2021,

as may be supplemented from time to time

Effective December 9, 2022 (the “Effective Date”), Orhan Imer will no longer serve as a Portfolio Manager for the Fund. Accordingly, as of the Effective Date, all references to Mr. Imer in the Prospectus and SAI will be deleted in their entirety. As of the date of this Supplement, the remaining Portfolio Manager of the Fund continues to serve in such role.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

111822SUPP6